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                         ALLSTATE LIFE INSURANCE COMPANY
                          LAW AND REGULATION DEPARTMENT
                             3100 Sanders Road, J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371


Michael J. Velotta
 Senior Vice President, Secretary
   and General Counsel

                                    February 1, 2000


TO:               ALLSTATE LIFE INSURANCE COMPANY
                  NORTHBROOK, ILLINOIS  60062

FROM:             MICHAEL J. VELOTTA
                  SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:               FORM N-4 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933 AND
                  THE INVESTMENT COMPANY  ACT OF 1940
                  FILE NOS. 333-72017, 811-09227

         With reference to the above-mentioned amended Registration Statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company (the "Company"), as depositor, and Allstate Life Insurance Company Separate Account A, as registrant, with the Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of February 1, 2000:

         1. The Company is duly organized and existing under the laws of the State of Illinois and has been duly authorized to do business by the Director of Insurance of the State Illinios.

         2. The securities registered by the Registration Statement when issued will be valid, legal and binding obligations of the Company.

     I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectuses constituting a part of the Registration Statement.


                                            Sincerely,

                                            /s/ Michael J. Velotta

                                            Michael J. Velotta
                                            Senior Vice President, Secretary and
                                            General Counsel